CUMULUS MEDIA INC.

Cumulus Reports Operating Results for Second Quarter 2016

ATLANTA, GA — August 4, 2016: Cumulus Media Inc. (NASDAQ: CMLS) (the “Company,” “we,” “us,” or “our”) today announced operating results for the three and six months ended June 30, 2016.

For the three months ended June 30, 2016, the Company reported net revenue of $287.2 million, down 4.1% from the three months ended June 30, 2015, net income of $1.1 million, down 91.3% from the three months ended June 30, 2015, and Adjusted EBITDA of $63.2 million, down 21.8% from the quarter ended June 30, 2015. For the six months ended June 30, 2016, the Company reported net revenue of $555.7 million, down 2.6% from the six months ended June 30, 2015, a net loss of $13.4 million and Adjusted EBITDA of $105.1 million, down 16.2% from the six months ended June 30, 2015.

Mary Berner, President and Chief Executive Officer of Cumulus Media Inc. said, “The second quarter results underscore the substantial challenges that we must overcome.  However, our operating strategy is gaining measurable traction with significant ratings growth, improved employee engagement, reduced turnover and enhanced operational effectiveness. These are all critical first steps in the execution of our multi-year turnaround plan."

Operating Summary (in thousands, except percentages and per share data):

	Three Months Ended June 30,
	2016	2015	% Change
Net revenue	$287,193	$299,334	(4.1)%
Net income	$1,066	$12,299	(91.3)%
Adjusted EBITDA (1)	$63,180	$80,815	(21.8)%
Basic and diluted income per share	$0.00	$0.05

	Six Months Ended June 30,
	2016	2015	% Change
Net revenue	$555,723	$570,413	(2.6)%
Net (loss) income	$(13,363)	$284	**
Adjusted EBITDA (1)	$105,114	$125,478	(16.2)%
Basic and diluted loss per share	$(0.06)	$0.00

** Calculation is not meaningful

	June 30, 2016	December 31, 2015	% Change
Cash and cash equivalents	$49,798	$31,657	57.3%

Term loans	1,838,940	$1,838,940	—%
7.75% Senior Notes	610,000	610,000	—%
Total debt	$2,448,940	$2,448,940	—%

	Three Months Ended June 30,
	2016	2015	% Change
Capital expenditures	$7,301	$4,765	53.2%

	Six Months Ended June 30,
	2016	2015	% Change
Capital expenditures	$11,462	$14,860	(22.9)%

(1)
Adjusted EBITDA is not a financial measure calculated or presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). For additional information, see “Non-GAAP Financial Measure and Definition”.

Segment Results for Three Months Ended June 30, 2016

Net Revenue
The Company operates two reportable segments, the Radio Station Group and Westwood One. Radio Station Group revenue is derived primarily from the sale of broadcasting time to local, regional and national advertisers. Westwood One revenue is generated primarily through network advertising.
Corporate includes support for each of the Company’s reportable segments, including information technology, human resources, legal, finance and administrative functions, as well as overall executive, administrative and support functions.

The following tables present our net revenue by segment (dollars in thousands).

	Three Months Ended June 30, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$209,964	$76,530	$699	$287,193
% of total revenue	73.1%	26.7%	0.2%	100.0%
$ change from three months ended June 30, 2015	$466	$(12,237)	$(370)	$(12,141)
% change from three months ended June 30, 2015	0.2%	(13.8)%	(34.6)%	(4.1)%

	Three Months Ended June 30, 2015
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$209,498	$88,767	$1,069	$299,334
% of total revenue	70.0%	29.6%	0.4%	100.0%

Net income (loss)

The following tables present our net income (loss) by segment (dollars in thousands).

	Three Months Ended June 30, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net income (loss)	$46,405	$887	$(46,226)	$1,066
$ change from three months ended June 30, 2015	$(6,162)	$(6,681)	$1,610	$(11,233)
% change from three months ended June 30, 2015	(11.7)%	(88.3)%	3.4%	(91.3)%

	Three Months Ended June 30, 2015
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net income (loss)	$52,567	$7,568	$(47,836)	$12,299

Adjusted EBITDA

The following tables present our Adjusted EBITDA by segment (dollars in thousands).

	Three Months Ended June 30, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$59,321	$12,928	$(9,069)	$63,180
$ change from three months ended June 30, 2015	$(11,712)	$(5,584)	$(339)	$(17,635)
% change from three months ended June 30, 2015	(16.5)%	(30.2)%	(3.9)%	(21.8)%

	Three Months Ended June 30, 2015
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$71,033	$18,512	$(8,730)	$80,815

Segment Results for Six Months Ended June 30, 2016

Net Revenue

The following tables present our net revenue by segment (dollars in thousands).

	Six Months Ended June 30, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$386,441	$168,094	$1,188	$555,723
% of total revenue	69.5%	30.2%	0.3%	100.0%
$ change from six months ended June 30, 2015	$1,275	$(15,222)	$(743)	$(14,690)
% change from six months ended June 30, 2015	0.3%	(8.3)%	(38.5)%	(2.6)%

	Six Months Ended June 30, 2015
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net revenue	$385,166	$183,316	$1,931	$570,413
% of total revenue	67.5%	32.2%	0.3%	100.0%

Net income (loss)

The following tables present our net income (loss) by segment (dollars in thousands).

	Six Months Ended June 30, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net income (loss)	$71,144	$(1,998)	$(82,509)	$(13,363)
$ change from six months ended June 30, 2015	$(7,956)	$(8,358)	$2,667	$(13,647)
% change from six months ended June 30, 2015	(10.1)%	(131.4)%	(3.1)%	(4,805.3)%

	Six Months Ended June 30, 2015
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net income (loss)	$79,100	$6,360	$(85,176)	$284

Adjusted EBITDA

The following tables present our Adjusted EBITDA by segment (dollars in thousands).

	Six Months Ended June 30, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$103,041	$20,687	$(18,614)	$105,114
$ change from six months ended June 30, 2015	$(13,408)	$(6,249)	$(707)	$(20,364)
% change from six months ended June 30, 2015	(11.5)%	(23.2)%	3.9%	(16.2)%

	Six Months Ended June 30, 2015
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Adjusted EBITDA	$116,449	$26,936	$(17,907)	$125,478

The following table presents our net revenue by segment for each quarter during the year ended December 31, 2015 (dollars in thousands).

	Radio Station Group	Westwood One	Corporate and Other	Consolidated

Net revenue Q1 2015	$175,668	$94,549	$862	$271,079
Net revenue Q2 2015	209,498	88,767	1,069	299,334
Net revenue Q3 2015	204,677	84,071	693	289,441
Net revenue Q4 2015	206,540	101,581	704	308,825
Net revenue FY 2015	$796,383	$368,968	$3,328	$1,168,679

The following table presents our Adjusted EBITDA by segment for each quarter during the year ended December 31, 2015 (dollars in thousands).

	Radio Station Group	Westwood One	Corporate and Other	Consolidated

Adjusted EBITDA Q1 2015	$45,416	$8,424	$(9,177)	$44,663
Adjusted EBITDA Q2 2015	71,033	18,512	(8,730)	80,815
Adjusted EBITDA Q3 2015	63,032	16,120	(8,532)	70,620
Adjusted EBITDA Q4 2015	62,192	9,902	(9,047)	63,047
Adjusted EBITDA FY 2015	$241,673	$52,958	$(35,486)	$259,145

Earnings Call Information
Cumulus Media Inc. will host a teleconference today at 4:30 PM eastern time to discuss its second quarter 2016 operating results.

The conference call dial-in number for domestic callers is 877-830-7699. International callers should dial 574-990-0924 for conference call access. If prompted, the conference ID is 57711868. Please call five to ten minutes in advance to ensure that you are connected prior to the presentation.

Following completion of the call, a replay can be accessed until 11:30 PM eastern time, September 4, 2016. Domestic callers can access the replay by dialing 866-247-4222, replay code 57711868. International callers should dial +44 (0)145255000 for conference replay access. An archive of the webcast will be available beginning 24 hours after the call for a period of 30 days.

A link to the live audio webcast of the conference call and the related earnings presentation will be available on the investor section of the Cumulus Media Inc. website (www.cumulus.com/investors).

Forward-Looking Statements
Certain statements in this release may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Such statements are statements other than historical fact and relate to our intent, belief or current expectations primarily with respect to certain historical and our future operating, financial, and strategic performance. Any such forward-looking statements are not guarantees of future performance and may involve risks and uncertainties. Actual results may differ from those contained in or implied by the forward-looking statements as a result of various factors including, but not limited to, risks and uncertainties relating to the need for additional funds to service our debt and to execute our business strategy, our ability to access borrowings under our revolving credit facility, our ability from time to time to renew one or more of our broadcast licenses, changes in interest rates, changes in the fair value of our investments, the timing of, and our ability to complete any acquisitions or dispositions pending from time to time, costs and synergies resulting from the integration of any completed acquisitions, our ability to effectively manage costs, our ability to generate and manage growth, the popularity of radio as a broadcasting and advertising medium, changing consumer tastes, the impact of general economic conditions in the United States or in specific markets in which we currently do business, industry conditions, including existing competition and future competitive technologies and cancellation, disruptions or postponements of advertising schedules in response to national or world events, our ability to generate revenues from new sources, including local commerce and technology-based initiatives, the impact of regulatory rules or proceedings that may affect our business from time to time, our ability to meet the listing standards for our Class A common stock to continue to be listed for trading on the NASDAQ stock market, the write off of a material portion of the fair value of our FCC broadcast licenses and goodwill, and other risk factors described from time to time in our filings with the Securities and Exchange Commission, including our Form 10-K for the year ended December 31, 2015 (the “2015 Form 10-K”) and any subsequently filed Forms 10-Q. Many of these risks and uncertainties are beyond our control, and the unexpected occurrence or failure to occur of any such events or matters could significantly alter our actual results of operations or financial condition. Cumulus Media Inc. assumes no responsibility to update any forward-looking statement as a result of new information, future events or otherwise.

About Cumulus Media
A leader in the radio broadcasting industry, Cumulus Media (NASDAQ:CMLS) combines high-quality local programming with iconic, nationally syndicated media, sports and entertainment brands to deliver premium content choices to the 245 million people reached each week through its 452 owned-and-operated stations broadcasting in 90 US media markets (including eight of the top 10), more than 8,200 broadcast radio stations affiliated with its Westwood One network and numerous digital channels. Together, the Cumulus/Westwood One platforms make Cumulus Media one of the few media companies that can provide advertisers with national reach and local impact. Cumulus/Westwood One is the exclusive radio broadcast partner to some of the largest brands in sports, entertainment, news, and talk, including the NFL, the NCAA, the Masters, the Olympics, the GRAMMYs, the Academy of Country Music Awards, the American Music Awards, the Billboard Music Awards, Westwood One News, and more. Additionally, it is the nation's leading provider of country music and lifestyle content through its NASH brand, which serves country fans nationwide through radio programming, exclusive digital content, and live events. For more information, visit www.cumulus.com.

For further information, please contact:
Cumulus Media Inc.
Collin Jones
Investor Relations
collin@cumulus.com
404-260-6600

CUMULUS MEDIA INC.
Unaudited Condensed Consolidated Statements of Operations
(Dollars in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net revenue	$287,193	$299,334	$555,723	$570,413
Operating expenses:
Content costs	97,133	91,019	197,178	191,826
Selling, general & administrative expenses	117,860	118,548	235,087	234,855
Depreciation and amortization	22,969	25,724	46,066	51,035
LMA fees	2,482	2,572	7,870	5,070
Corporate expenses	9,203	9,219	18,713	18,823
Stock-based compensation expense	790	3,880	1,668	7,743
Acquisition-related and restructuring costs	1,421	(603)	3,687	(603)
(Gain) loss on sale of assets or stations	(3,146)	(84)	(3,141)	735
Impairment of intangible assets and goodwill	1,816	—	1,816	—
Impairment charges - equity interest in Pulser Media Inc.	—	1,056	—	1,056
Total operating expenses	250,528	251,331	508,944	510,540
Operating income	36,665	48,003	46,779	59,873
Non-operating (expense) income:
Interest expense	(34,486)	(35,412)	(68,967)	(70,396)
Interest income	140	27	225	385
Other (expense) income, net	(4)	12,373	716	12,757
Total non-operating expense, net	(34,350)	(23,012)	(68,026)	(57,254)
Income (loss) before income taxes	2,315	24,991	(21,247)	2,619
Income tax (expense) benefit	(1,249)	(12,692)	7,884	(2,335)
Net income (loss)	$1,066	$12,299	$(13,363)	$284
Basic and diluted income (loss) per common share:
Basic: Income (loss) per share	$0.00	$0.05	$(0.06)	$0.00
Diluted: Income (loss) per share	$0.00	$0.05	$(0.06)	$0.00
Weighted average basic common shares outstanding	234,329,021	233,278,660	234,190,188	233,202,282
Weighted average diluted common shares outstanding	234,692,018	233,486,283	234,190,188	233,452,205

Non-GAAP Financial Measure and Definition

From time to time we utilize certain financial measures that are not prepared or calculated in accordance with GAAP to assess our financial performance and profitability. Adjusted EBITDA is the financial metric utilized by management to analyze the cash flow generated by our business. This measure isolates the amount of income generated by our core operations before the incurrence of corporate expenses. Management also uses this measure to determine the contribution of our core operations to the funding of our corporate resources utilized to manage our operations and our non-operating expenses including debt service. In addition, Adjusted EBITDA is a key metric for purposes of calculating and determining our compliance with certain covenants contained in our credit facility.

We define Adjusted EBITDA as net income (loss) before any non-operating expenses, including depreciation and amortization, stock-based compensation expense, gain or loss on sale of assets or stations (if any), gain or loss on derivative instruments (if any), impairment of assets (if any), acquisition-related and restructuring costs (if any) and franchise and state taxes.

In deriving this measure, management excludes depreciation, amortization, and stock-based compensation expense, as these do not represent cash payments for activities directly related to our core operations. Management excludes any gain or loss on the exchange or sale of any assets or stations and any gain or loss on derivative instruments as they do not represent cash transactions nor are they associated with core operations. Expenses relating to acquisitions and restructuring costs are also excluded from the calculation of Adjusted EBITDA as they are not directly related to our core operations. Management excludes any non-cash costs associated with impairment of assets as they do not require a cash outlay.

Management believes that Adjusted EBITDA, although not a measure that is calculated in accordance with GAAP, nevertheless is commonly employed by the investment community as a measure for determining the market value of media companies. Management has also observed that Adjusted EBITDA is routinely employed to evaluate and negotiate the potential purchase price for media companies and is a key metric for purposes of calculating and determining compliance with certain covenants in our credit facility. Given the relevance to our overall value, management believes that investors consider the metric to be extremely useful.

Adjusted EBITDA should not be considered in isolation or as a substitute for net income, operating income, cash flows from operating activities or any other measure for determining the Company’s operating performance or liquidity that is calculated in accordance with GAAP. In addition, Adjusted EBITDA may be defined or calculated differently by other companies, and comparability may be limited.

The following tables reconcile net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA for the three and six months ended June 30, 2016 and 2015 (dollars in thousands):

	Three Months Ended June 30, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net income (loss)	$46,405	$887	$(46,226)	$1,066
Income tax expense	—	—	1,249	1,249
Non-operating expense, including net interest expense	17	63	34,270	34,350
LMA fees	2,482	—	—	2,482
Depreciation and amortization	13,538	8,894	537	22,969
Stock-based compensation expense	—	—	790	790
Gain on sale of assets or stations	(3,121)	—	(25)	(3,146)
Impairment of intangible assets	—	1,816	—	1,816
Acquisition-related and restructuring costs	—	1,268	153	1,421
Franchise and state taxes	—	—	183	183
Adjusted EBITDA	$59,321	$12,928	$(9,069)	$63,180

	Three Months Ended June 30, 2015
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net income (loss)	$52,567	$7,568	$(47,836)	$12,299
Income tax (benefit) expense	(35)	—	12,729	12,694
Non-operating (income) expense, including net interest expense	(1)	320	22,692	23,011
LMA fees	2,572	—	—	2,572
Depreciation and amortization	16,014	9,158	551	25,723
Stock-based compensation expense	—	—	3,880	3,880
Gain on sale of assets or stations	(84)	—	—	(84)
Impairment charges - equity interest in Pulser Media Inc	—	1,056	—	1,056
Acquisition-related and restructuring costs	—	410	(1,013)	(603)
Franchise and state taxes	—	—	267	267
Adjusted EBITDA	$71,033	$18,512	$(8,730)	$80,815

	Six Months Ended June 30, 2016
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net income (loss)	$71,144	$(1,998)	$(82,509)	$(13,363)
Income tax benefit	—	—	(7,884)	(7,884)
Non-operating expense, including net interest expense	16	166	67,844	68,026
LMA fees	7,870	—	—	7,870
Depreciation and amortization	27,127	17,876	1,063	46,066
Stock-based compensation expense	—	—	1,668	1,668
Gain on sale of assets or stations	(3,116)	—	(25)	(3,141)
Impairment of intangible assets	—	1,816	—	1,816
Acquisition-related and restructuring costs	—	2,827	860	3,687
Franchise and state taxes	—	—	369	369
Adjusted EBITDA	$103,041	$20,687	$(18,614)	$105,114

	Six Months Ended June 30, 2015
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net income (loss)	$79,100	$6,360	$(85,176)	$284
Income tax (benefit) expense	(2)	—	2,337	2,335
Non-operating (income) expense, including net interest expense	(1)	640	56,620	57,259
LMA fees	5,070	—	—	5,070
Depreciation and amortization	31,547	18,470	1,018	51,035
Stock-based compensation expense	—	—	7,743	7,743
Loss on sale of assets or stations	735	—	—	735
Impairment charges -- equity interest in Pulser Media Inc	—	1,056	—	1,056
Acquisition-related and restructuring costs	—	410	(1,013)	(603)
Franchise and state taxes	—	—	564	564
Adjusted EBITDA	$116,449	$26,936	$(17,907)	$125,478

The following tables reconcile net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA for the three months ended March 31, 2015, September 30, 2015 and December 31, 2015, respectively (dollars in thousands):

	Three Months Ended March 31, 2015
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net income (loss)	$26,533	$(1,208)	$(37,340)	$(12,015)
Income tax expense (benefit)	35	—	(10,392)	(10,357)
Non-operating (income) expense, including net interest expense	(1)	320	33,928	34,247
LMA fees	2,498	—	—	2,498
Depreciation and amortization	15,532	9,312	467	25,311
Stock-based compensation expense	—	—	3,863	3,863
Gain on sale of assets or stations	819	—	—	819
Franchise and state taxes	—	—	297	297
Adjusted EBITDA	$45,416	$8,424	$(9,177)	$44,663

	Three Months Ended September 30, 2015
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net loss	$(388,139)	$(145,345)	$(8,695)	$(542,179)
Income tax benefit	—	—	(60,855)	(60,855)
Non-operating expense (income), including net interest expense	(2)	314	35,508	35,820
LMA fees	2,515	—	—	2,515
Depreciation and amortization	15,900	9,092	555	25,547
Stock-based compensation expense	—	—	12,304	12,304
(Gain) loss on sale of assets or stations	(50)	—	107	57
Impairment of intangible assets	414,500	150,980	104	565,584
Impairment charges - equity interest in Pulser Media Inc	18,308	—	—	18,308
Acquisition-related and restructuring costs	—	1,079	12,684	13,763
Franchise and state taxes	—	—	(244)	(244)
Adjusted EBITDA	$63,032	$16,120	$(8,532)	$70,620

	Three Months Ended December 31, 2015
	Radio Station Group	Westwood One	Corporate and Other	Consolidated
Net income (loss)	$43,776	$(2,195)	$(46,180)	$(4,599)
Income tax expense	—	—	12,680	12,680
Non-operating (income) expense, including net interest expense	(2)	293	33,671	33,962
LMA fees	2,541	—	3	2,544
Depreciation and amortization	15,894	8,976	653	25,523
Stock-based compensation expense	—	—	986	986
(Gain) loss on sale of assets or stations	(17)	2,081	—	2,064
Acquisition-related and restructuring costs	—	747	2,733	3,480
Franchise and state taxes	—	—	(371)	(371)
Gain on early extinguishment of debt	$—	$—	(13,222)	(13,222)
Adjusted EBITDA	$62,192	$9,902	$(9,047)	$63,047